                                                                    EXHIBIT 23.1







INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-22291, 33-54060, 33-62643, 33-83680, and 333-07225 of Newpark Resources, Inc.
on Form S-8 and Registration Statement No. 333-65411 on Form S-3 of our report dated March 26, 1999, appearing in this Annual Report on Form 10-K of Newpark Resources, Inc. for the year ended December 31, 1998.



DELOITTE & TOUCHE LLP



New Orleans, Louisiana
March 26, 1999